SUBSCRIPTION AGREEMENT

To:	Boomerang Systems, Inc.

30 B Vreeland Rd

Florham Park, NJ 07932

Ladies and Gentlemen:

1.          Purchase and Sale of the Note and Warrants

(a)          The undersigned hereby tenders this subscription and applies for the purchase of (i) $_________ principal amount of 6% convertible promissory notes due December 31, 2017, in the form attached as Exhibit A hereto (the “Note”), and (ii) warrants, in the form attached as Exhibit B hereto (the “Warrants” and together with the Note, the “Offering Securities”), to purchase the number (equal to the principal amount of the Note divided by $5.00 (the initial conversion price of the Note)) of shares (the “Warrant Shares”) of the common stock (the “Common Stock”), par value $0.001 per Share, of Boomerang Systems, Inc. (the “Company”) at a price of $5.00, subject to adjustment. Together with this Subscription Agreement, the undersigned is delivering to the Company funds by check or by wire transfer in accordance with the instructions provided by the Company, in the full amount of the purchase price for the Note and Warrants which the undersigned is subscribing for pursuant hereto.

(b)          The Offering Securities are being issued to investors (the “Subscribers”) pursuant to a term sheet (the “Term Sheet”) and series of Subscription Agreements in connection with a private offering (the “Offering”) of the Offering Securities by the Company to certain accredited investors, and includes those Notes and Warrants to be issued in connection with the Offering to certain holders of outstanding debt of the Company in exchange for cancellation of outstanding notes or debentures of the Company. The Company may utilize the services of agents in connection with the Offering and pay compensation to any such agents as described in the Term Sheet. The closing of the purchase and sale of the Securities to be acquired by the undersigned from the Company under this Subscription Agreement shall take place at the offices of Blank Rome LLP, 405 Lexington Avenue, New York, NY 10174 (the “Closing”) at 10:00 a.m., New York time on (i) the date on which the last to be fulfilled or waived of the conditions set forth in Section 5 hereof and applicable to such Closing shall be fulfilled or waived in accordance herewith or (ii) at such other time and place or on such date as the Subscriber and the Company may agree upon (the “Closing Date”). The undersigned acknowledges there may be multiple Closings with other Subscribers that occur prior to, or subsequent to the Closing under this Subscription Agreement. The date of the final closing of the Offering is referred to as the “Final Closing Date.”

2.          Representations, Warranties and Agreements of the Subscriber. The undersigned represents and warrants to the Company as of the date set forth below:

(a)          The undersigned acknowledges that the undersigned has access to and has reviewed copies of (i) the Company’s filings with the Securities and Exchange Commission (the “SEC”) via EDGAR consisting of the following: the Company’s Form 10-K for the fiscal year ended September 30, 2011 (including all of the exhibits thereto and incorporated therein); as well as all Quarterly Reports on Form 10-Q (and any amendments thereto) for the fiscal quarters ended subsequent to September 30, 2011 and all the Current Reports on Form 8-K and other filings (including, in each case, as amended, and all of the exhibits thereto) filed with the SEC subsequent to September 30, 2011 and at least five (5) full Business Days (as defined in the Note) prior to the Closing Date (collectively, the “SEC Reports”), and the undersigned has performed its own due diligence in connection with its subscription for the Note and Warrants and has had a reasonable opportunity to ask questions of and receive answers from representatives of the Company concerning the business and financial condition of the Company, the terms and conditions of this Subscription Agreement, and all of such questions have been answered to the satisfaction of the undersigned.

(b)          The undersigned is an “accredited investor,” as such term is defined in Regulation D of the Rules and Regulations promulgated under the Securities Act of 1933, as amended (the “Act”). The undersigned is not a registered broker dealer registered under Section 15(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or a member of the Financial Industry Regulatory Authority, Inc. or an entity engaged in the business of being a broker dealer. The undersigned is not affiliated with any broker dealer registered under Section 15(a) of the Exchange Act, or a member of the Financial Industry Regulatory Authority, Inc. or an entity engaged in the business of being a broker dealer.

(c)          The undersigned understands that the Company has determined that the exemption from the registration provisions of the Act, which is based upon non-public offerings are applicable to the offer and sale of the Note and Warrants based, in part, upon the representations, warranties and agreements made by the undersigned herein.

(d)          The undersigned understands that (A) none of the Note, Warrants, shares of Common Stock issuable upon conversion of the Notes (the “Conversion Shares”) or Warrant Shares (collectively, the “Securities”) have been registered under the Act or the securities laws of any state, based upon an exemption from such registration requirements for non-public offerings pursuant to Regulation D under the Act; (B) the Securities are and will be “restricted securities,” as said term is defined in Rule 144 of the Rules and Regulations promulgated under the Act; (C) unless they have been first registered under the Act and all applicable state securities laws, the Securities may only be offered, sold or otherwise transferred (1) to the Company, (2) pursuant to the exemption from registration under the Act provided by Rule 144, or (3) pursuant to another exemption from registration after providing a satisfactory legal opinion to the Company; (D) the Company is under no obligation to register any of the Securities under the Act or any state securities laws, or to take any action to make any exemption from any such registration provisions available; (E) the certificates for the Securities will bear the legend set forth in Section 2(r); and (F) stop transfer instructions will be placed with the transfer agent for the Common Stock.

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(e)          The undersigned is acquiring the Note and Warrants in the ordinary course of business for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under the Act or under an exemption from such registration and in compliance with applicable federal and state securities laws, and the undersigned does not have a present arrangement to effect any distribution of the Securities to or through any person or entity in violation of the Act or any applicable state securities laws.

(f)          The undersigned, either alone or together with its representatives has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Note and Warrants, and has so evaluated the merits and risks of such investment. The undersigned understands that it must bear the economic risk of this investment in the Note and Warrants indefinitely, and is able to bear such risk and is able to afford a complete loss of such investment.

(g)          The undersigned is acquiring the Note and Warrants solely for the account of the undersigned, for investment purposes only, and not with a view towards the resale or distribution thereof within the meaning of the Act.

(h)          The undersigned has full power and authority to execute and deliver this Subscription Agreement and to perform the obligations of the undersigned hereunder; and this Subscription Agreement is a legally binding obligation of the undersigned in accordance with its terms.

(i)          The address set forth below is the undersigned’s true and correct residence, and the undersigned has no present intention of becoming a resident of any other state or jurisdiction. (If a corporation, trust or partnership, the undersigned has its principal place of business at the address set forth below and was not organized (or has the jurisdiction of its organization and the address of its investment manager as set forth on the signature page) for the specific purpose of subscribing to this offering).

(j)          The undersigned does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities for which the undersigned is subscribing.

(k)          The foregoing representations, warranties and agreements shall survive the execution, delivery and acceptance of this Subscription Agreement and the closing of the sale of the Note and Warrants and shall continue in full force and effect notwithstanding any subsequent disposition by the undersigned of any of the Securities.

(l)          The undersigned acknowledges that it has access to and has reviewed the SEC Reports and has been afforded: (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, the Company and its representatives concerning the terms and conditions of the offering of the Note and Warrants and the merits and risks of investing in the Note and Warrants; (ii) access to information (other than material non-public information) about the Company and Subsidiaries (as defined herein) and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of the undersigned or its representatives or counsel shall modify, amend or affect the undersigned’s right to rely on the truth, accuracy and completeness of the SEC Reports and the Company’s representations and warranties contained in this Subscription Agreement.

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(m)          The undersigned is not purchasing the Note and Warrants as a result of any advertisement, article, notice or other communication regarding the Note and Warrants published in any newspaper, magazine or similar media, broadcast over television or radio, disseminated over the Internet or presented at any seminar or, to its knowledge, any other general solicitation or general advertisement.

(n)          The execution, delivery and performance by the undersigned of this Subscription Agreement and the consummation by the undersigned of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of the undersigned (if the undersigned is not a natural person) or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the undersigned is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the undersigned, except in the case of clauses (ii) and (iii) above, for such that are not material and do not otherwise affect the ability of the undersigned to consummate the transactions contemplated hereby.

(o)          Neither the undersigned, directly or indirectly, nor any Person acting on behalf of or pursuant to any understanding with the undersigned, has engaged in any purchases or sales of any securities, including any derivatives, of the Company (including, without limitation, any Short Sales involving any of the Company’s securities) (a “Transaction”) since the time that the undersigned was first contacted by the Company or any other Person regarding an investment in the Company. The undersigned covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with the undersigned will engage, directly or indirectly, in any Transactions prior to the time the transactions contemplated by this Subscription Agreement are publicly disclosed. The term “Short Sales” shall have the meaning as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act.

(p)          The undersigned understands that (i) this subscription is not binding upon the Company until the Company accepts it, which acceptance is to be evidenced by the Company’s execution of this Subscription Agreement where indicated and (ii) the Company may, in its sole discretion, reject this subscription, in which case this Subscription Agreement shall be null and void or reduce this Subscription in any amount.

(q)          The undersigned understands that neither this Subscription Agreement nor any of the rights of the undersigned hereunder may be transferred or assigned by the undersigned prior to the Closing.

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(r)          (i)          The undersigned agrees to the imprinting of the legend set forth (i) on Exhibit A on the Note, (ii) on Exhibit B on the Warrants and (iii) below (or a substantially similar) on any certificate representing the Conversion Shares or Warrant Shares:

THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (ii) UPON THE DELIVERY BY THE HOLDER TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, STATING THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE FOR THE OFFER AND SALE OF SUCH SHARES.

(s)          The undersigned agrees and acknowledges that there is no minimum amount of gross proceeds that the Company must receive to consummate the Closing and that the Closing may occur whether or not the Company receives or accepts any other Subscriber’s Subscription Agreement to purchase Offering Securities in the Offering.

3.          Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the undersigned as of the Closing Date. Each of the representations and warranties are qualified in their entirety by the information contained in the SEC Reports and Disclosure Schedules hereto.

(a)          SEC Reports; Term Sheet. As of their respective dates, each of the SEC Reports, as any of such documents may have been subsequently amended by filings made by the Company with the SEC prior to the Closing Date, complied in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the SEC thereunder and none of the SEC Reports or the Term Sheet contains, and on the Closing Date, none of the SEC Reports or the Term Sheet will contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company and its Subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

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(b)          Organization; Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full power and authority, corporate and other to own or lease, as the case may be, and operate its properties, whether tangible or intangible, and to conduct its business as described in the SEC Reports and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect (as defined herein) on the Company. “Material Adverse Effect” or “Material Adverse Change” means any effect or change, or any development that could result in a material adverse effect, on the business or business prospects, properties, assets, operations, results of operations or condition (financial or otherwise) of the Company or the Subsidiaries taken as a whole whether or not arising in the ordinary course of business, or on the transactions contemplated by this Subscription Agreement, the Notes and the Warrants delivered in connection with the Offering (collectively, the “Transaction Documents”). Except as set forth in the SEC Reports, there has been no obligation, contingent or otherwise, directly or indirectly incurred by the Company or any Subsidiary.

(c)          Subsidiaries. The Company’s subsidiaries are set forth in Exhibit 21 to the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2011 (the “Subsidiaries”). Unless the context requires otherwise, all references to the Company include the Subsidiaries. Each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation as set forth in the Disclosure Schedules, with full power and authority, corporate and other, to own or lease, as the case may be, and operate its properties, whether tangible or intangible, and to conduct its business as currently conducted and as described in the SEC Reports. Each Subsidiary is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect on the Company and the Subsidiaries taken as a whole. The Company owns all of the issued and outstanding shares of capital stock (or other equity or ownership interests) of each Subsidiary, such ownership is free and clear of any security interests, liens, encumbrances, claims and charges, and all of such shares have been duly authorized and validly issued, and are fully paid and nonassessable.

(d)          Capitalization. The authorized capital stock of the Company conforms in all material respects to the description thereof contained in the SEC Reports and such description conforms in all material respects to the rights in the instruments defining the same. The issued and outstanding capital stock of the Company is as set forth in the Disclosure Schedules, except to the extent of the issuance of Notes and Warrants in a prior Closing and to the extent that outstanding convertible debt is converted into shares of common stock and/or outstanding warrants or options are exercised. No shares of Common Stock are entitled to preemptive rights or registration rights and there are no outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company. Furthermore, except as set forth in the SEC Reports there are no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company. Except for customary transfer restrictions contained in agreements entered into by the Company in order to sell restricted securities or as provided in the SEC Reports the Company is not a party to any agreement granting registration or anti-dilution rights to any person with respect to any of its equity or debt securities. The Company is not a party to, and it has no knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of the Company. Except as set forth in the SEC Reports, the offer and sale of all capital stock, convertible securities, rights, warrants, or options of the Company issued prior to the Closing complied in all material respects with all applicable Federal and state securities laws, and, to the knowledge of the Company, no stockholder has a right of rescission or claim for damages with respect to the acquisition of the securities from the Company which would have a Material Adverse Effect.

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(e)          Authorization. The Note and Warrants to be sold under this Subscription Agreement have been duly authorized and, when issued and sold and paid for by the undersigned in accordance with the terms of this Subscription Agreement, will be duly authorized and validly issued. The Conversion Shares and Warrant Shares have been duly reserved for issuance from the Company’s authorized but unissued Common Stock and, upon conversion of the Note in accordance with the terms of the Note or exercise of the Warrants and payment of the exercise price therefore in accordance with the terms of the Warrants, as the case may be, will be duly authorized, validly issued, fully paid and non assessable, and the undersigned will not be subject to personal liability solely by reason of being such holders and will not be subject to the preemptive or similar rights of any holders of any security of the Company.

(f)          Enforceability. Each of this Subscription Agreement, the Note and the Warrants has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors’ rights generally (including, without limitation, statutory or other laws regarding fraudulent preferential transfers) and equitable principles of general applicability.

(g)          No Conflicts. The execution and delivery by the Company, and the performance by the Company of its obligations under the Transaction Documents will not conflict with or contravene in any material respect, cause a breach or violation of or default under, any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company that is material to the Company, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under the Transaction Documents, except for the filing of a Form D with the SEC and such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Note and Warrants and by Federal and state securities laws with respect to the obligations of the Company under this Subscription Agreement or which have been obtained or the failure of which to obtain would not have a Material Adverse Effect on the Company and the Subscribers taken as a whole.

(h)          Material Adverse Change. Since the date of the last SEC Report, there has not occurred any Material Adverse Change, or any development involving a prospective Material Adverse Change.

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(i)          No Violation. None of the Company nor any Subsidiary is in violation of its charter or by-laws or in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and the Subsidiaries taken as a whole to which the Company or any Subsidiary is a party or by which the Company, any Subsidiary or any of their properties is bound, except for such defaults that would not, singly or in the aggregate, have a Material Adverse Effect on the Company and the Subsidiaries taken as a whole.

(j)          Actions Pending. There are no legal or governmental proceedings, orders, judgments, writs, injunctions, decrees or demands pending or, to the Company’s knowledge, threatened to which the Company or any Subsidiary is a party or to which any of the properties of the Company or any Subsidiary is subject other than proceedings, orders, judgments, writs, injunctions, decrees or demands accurately described in all material respects in the SEC Reports and proceedings, orders, judgments, writs, injunctions, decrees or demands that would not have a Material Adverse Effect on the Company and the Subsidiaries taken as a whole or on the power or ability of the Company to perform its obligations under the Transaction Documents or to consummate the transactions contemplated by the Transaction Documents.

(k)          Integration. Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D, each an “Affiliate”) has directly, or through any agent, (a) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Note and Warrants in a manner that would require the registration under the Act of the Note and Warrants or (b) offered, solicited offers to buy or sold the Note and Warrants by any form of general solicitation or general advertising (as those terms are used in Regulation D) or in any manner involving a public offering within the meaning of Section 4(2) of the Act. No registration under the Act of the Note and Warrants is required for the sale of the Note and Warrants to the undersigned under this Subscription Agreement, assuming the accuracy of the undersigned representations, warranties and agreements set forth in Section 2.

(l)          Intellectual Property. The Company and each Subsidiary owns or possesses, or has the right to use, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed or required by it in connection with the business currently conducted by it as described in the SEC Reports, except such as the failure to so own or possess or have the right to use would not have, singly or in the aggregate, a Material Adverse Effect on the Company and the Subsidiaries taken as a whole. To the Company’s knowledge, there are no valid and enforceable United States patents that are infringed by the business currently conducted by the Company or any Subsidiary, or as currently proposed to be conducted by the Company or any Subsidiary, as described in the SEC Reports and which infringement would have a Material Adverse Effect on the Company and the Subsidiaries taken as a whole. The Company is not aware of any basis for a finding that the Company or any Subsidiary does not have valid title or license rights to the patents and patent applications referenced in the SEC Reports as owned or licensed by the Company or any Subsidiary, and, to the Company’s knowledge, neither the Company nor any Subsidiary is subject to any judgment, order, writ, injunction or decree of any court or any Federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any arbitrator, nor has it entered into or is it a party to any contract, which restricts or impairs the use of any of the foregoing which would have a Material Adverse Effect on the Company and the Subsidiaries taken as a whole. Neither the Company nor any Subsidiary has received any written notice of infringement of or conflict with asserted rights of any third party with respect to the business currently conducted by it as described in the SEC Reports and which, if determined adversely to the Company or any Subsidiary, would have a Material Adverse Effect on the Company and the Subsidiaries taken as a whole and the Company has no knowledge of any facts or circumstances that would serve as a reasonable basis for any such claims.

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(m)          SEC Reporting Requirements. The Company is subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act. Since January 1, 2011, the Company has filed with the SEC all reports required to be filed under the Exchange Act and the Company is and, as of the time of the Closing will be, current in its reporting obligations under the Exchange Act. To the Company’s knowledge, the Company has responded to all comments raised by the SEC with respect to the Company’s reports, registration statements and other filings made with the SEC to the SEC’s satisfaction, and there are no comments which could have an adverse effect on the Company’s consolidated financial condition or results of operations (past or future) or could require a restatement of previously filed financial statements remained unresolved with the SEC.

(n)          Disclosure Controls and Procedures. Except as set forth in the SEC Reports, the Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 and 15d-14 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are reasonably effective to perform the functions for which they were established, subject to the limitation of any such control system; the Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (A) any significant deficiencies in the Company’s ability to record, process, summarize, and report financial data; and (B) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; any material weaknesses in internal controls have been identified for the Company’s auditors; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(o)          Blue Sky Filings. The Company has caused or will cause to be timely filed with each applicable jurisdiction corresponding to the principal place(s) of business of the undersigned (as same has been provided by the undersigned) and such other jurisdictions as reasonably requested by the undersigned all appropriate documentation required for the registration of the Offering under applicable state law or required to secure an exemption from such registration requirements.

4.          Covenants. The Company covenants with the undersigned as follows, which covenants are for the benefit of the undersigned and its permitted assignees (as defined herein).

(a)          Securities Compliance. The Company shall notify the SEC in accordance with its rules and regulations, of the transactions contemplated by this Subscription Agreement, including filing a Form D with respect to the Offering Securities as required under Regulation D, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Subscribers or subsequent holders.

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(b)          Registration and Listing. As long as the Notes are outstanding, the Company will cause its Common Stock to continue to be registered under Sections 12(b) or 12(g) of the Exchange Act, will comply in all respects with its reporting and filing obligations under the Exchange Act, and will not take any action or file any document (whether or not permitted by the Securities Act or the rules promulgated thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act or Securities Act, except as permitted herein.

(c)          Compliance With Laws. Except for the matters herein, the Company shall comply, and cause each Subsidiary to comply, with all applicable laws, rules, regulations and orders, noncompliance with which could have a Material Adverse Effect.

(d)          Keeping of Records and Books of Account. The Company shall keep and cause each Subsidiary to keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company and its subsidiaries, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

(e)          Reporting Requirements. If the Company ceases to file its periodic reports with the SEC, or if the SEC ceases making these periodic reports available via the Internet without charge, then the Company shall furnish the following to the undersigned so long as the undersigned shall beneficially own any Securities:

(i)          Quarterly Reports filed with the SEC on Form 10-Q as soon as available, and in any event within forty-five (45) days after the end of each of the first three fiscal quarters of the Company or within the extended time period provided for in Rule 12b-25 promulgated under the Exchange Act;

(ii)         Annual Reports filed with the SEC on Form 10-K as soon as available, and in any event within ninety (90) days after the end of each fiscal year of the Company or within the extended time period provided for in Rule 12b-25 promulgated under the Exchange Act; and

(iii)        Copies of all notices and information, including, without limitation, notices and proxy statements in connection with any meetings, that are provided to holders of shares of Common Stock, contemporaneously with the delivery of such notices or information to such holders of Common Stock.

5.          Conditions Precedent. The obligation hereunder of the undersigned to acquire and pay for the Offering Securities is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for the sole benefit of the undersigned and may be waived by the undersigned at any time in its sole discretion.

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(a)          Each of the representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a particular date), which shall be true and correct in all material respects as of such date.

(b)          The Company shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing.

(c)          On the Closing Date, the Term Sheet will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)          From the date set forth below to the Closing Date, trading in the Company’s Common Stock shall not have been suspended by the SEC (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing, trading in securities generally as reported by Bloomberg Financial Markets (“Bloomberg”) shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by Bloomberg, or on the New York Stock Exchange, nor shall a banking moratorium have been declared either by the United States or New York State authorities, nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on, or any material adverse change in any financial market which, in each case, in the judgment of the undersigned, makes it impracticable or inadvisable to purchase the Offering Securities.

(e)          No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Subscription Agreement.

(f)          No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Company or any Subsidiary, or any of the officers, directors or affiliates of the Company or any Subsidiary seeking to restrain, prevent or change the transactions contemplated by this Subscription Agreement, or seeking damages in connection with such transactions.

(g)          The Company shall have executed and delivered to the undersigned a Note and Warrant for the Offering Securities being acquired at the Closing (such Offering Securities shall not be issued until full payment has been made therefor).

(h)          The board of directors of the Company shall have adopted resolutions approving the transaction contemplated hereby.

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6.           Miscellaneous.

(a)          In the event of rejection of this subscription, this Subscription Agreement and any other agreement entered into between the undersigned and the Company relating to this subscription shall thereafter have no force or effect and the Company shall promptly return or cause to be returned to the undersigned the subscription amount remitted to the Company by the undersigned, without interest thereon or deduction therefrom.

(b)          Except as otherwise provided herein, this Subscription Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgements herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

(c)          This Subscription Agreement and the documents referenced herein contain the entire agreement of the parties and there are no representations, covenants or other agreements, except as stated or referred to herein and therein.

(d)          This Subscription Agreement shall be governed by and construed under the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City and County of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby (including without limitation any dispute under or with respect to the Note or the Warrants), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding involving the undersigned or permitted assignee of the undersigned, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Subscription Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

(e)          This Subscription Agreement may only be modified by a written instrument executed by the undersigned and the Company.

(f)          Unless the context otherwise requires, all personal pronouns used in this Subscription Agreement, whether in the masculine, feminine or neuter gender, shall include all other genders.

(g)          All notices or other communications hereunder shall be given in accordance with Section 9.2 of the Note.

(h)          Nothing in this Subscription Agreement or any other materials presented by or on behalf of the Company to the undersigned in connection with the purchase of the Note and Warrants constitutes legal, tax or investment advice. The undersigned has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

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IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this _____ day of ____________, 201_.

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SIGNATURE PAGE

Organization Signature:	Individual Signature(s): [If Joint Tenants or Tenants-In-Common, both persons must sign and print their names]:

Print Name of Subscriber Organization

By:
(Signature and Title)	Signature(s)

Print Name and Title of Person Signing	Print Name of Subscriber

Print Address of Subscriber	Print Name of Subscriber

Print Address of Subscriber

Principal Amount of Note subscribed for: $ Principal Amount of Note)

Number of Warrants subscribed for: _________Warrants ($__ per Warrant)

Individual/Company Name:
By:
Name:
Title:
Name to appear on certificate:
Tax ID:
Mailing address:

Mailing address for notices, if any:

Email address for notices, if any:
Physical Delivery Address:

ACCEPTANCE OF SUBSCRIPTION

BOOMERANG SYSTEMS, INC.

The foregoing subscription is hereby accepted by Boomerang Systems, Inc., this _____ day of _________, 201_ for $______ Principal Amount of Notes and _______ Warrants.

BOOMERANG SYSTEMS, INC.

By:
Name:
Title:

EXHIBIT A

Form of Promissory Note

EXHIBIT B

Form of Warrant

DISCLOSURE SCHEDULES TO SUBSCRIPTION AGREEMENT

The Disclosure Schedule is arranged in sections corresponding to the lettered sections contained in Section 3 of the Subscription Agreement, and the disclosures in any section of the Disclosure Schedule shall qualify other sections and subsections in Section 3.